- ----------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               August 23, 1996


                   Structured Asset Securities Corporation
          ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



      Delaware                  33-99598            74-2440850
- -------------------------       -----------       ------------------
(State or Other Jurisdiction    (Commission       (I.R.S. Employer
          of Incorporation)     File Number)      Identification No.)


     200 Vesey Street                                10285
                                               -------------------
   New York, New York                              (Zip Code)
  ------------------------
    (Address of Principal
      Executive Offices)

     Registrant's telephone number, including area code (212) 526-5594


                                   No Change

- ----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


- ---------------------------------------------------------------------------





- ---------------------------------------------------------------------------


     Item 5.  Other Events./F1/
              ------------

     Filed concurrently herewith under Form SE are certain materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 1996-3, Class A1 and Class A2 Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated August 23, 1996, and a Prospectus, dated May 21, 1996 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 33-99598) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

     Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


     /F1/ Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


          Item 7.  Financial Statements; Pro Forma Financial Information and
                   ---------------------------------------------------------
Exhibits.
- --------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               99.1      Computational Materials. (P)




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STRUCTURED ASSET SECURITIES
                              CORPORATION



                              By: /s/ Prue Larocca
                                 ------------------------------------------
                                  Name: Prue Larocca
                                  Title:   Vice President




Dated:  August 29, 1996



                                EXHIBIT INDEX
                                -------------



Exhibit No.                   Description                   Page No.
- -----------                   -----------                   --------


99.1                     Computational Materials           P




                 EXHIBIT 99.1     COMPUTATIONAL MATERIALS (P)